Operating Income	6 Months Ended
Jun. 30, 2022
Disclosure Of Other Income [Abstract]
Operating Income

Note 19	Operating Income
In the first half of 2022, the total operating income amounted to €12,188 (€3,428 in the first half of 2021).

Note 19.1	Revenues
The revenue amounted to €8,790 in the first half of 2022 (€11 in the first half of 2021). It includes mainly:
•The recognition in revenue of €8,166 out of the €40,000 recognized in deferred income at December 31, 2021.

For reference, the upfront payment received from Ipsen in application of the licensing and partnership agreement signed in December 2021 was recognized in revenue for an amount of €80 million in 2021. The remainder of this upfront payment (€40 million) has been recognized in 2021 as deferred revenue and was to be be recognized as revenue throughout the execution of the double-blind period of the ELATIVE study, in accordance with IFRS 15. The €40 million will be reversed following the progression of clinical expenses in the PBC study in accordance with the overall budget defined initially (at June 30, 2022, we consider that there is no justification for a revision of this initial overall budget).
•The billing of services rendered to Ipsen as of April 2022 within the scope of the Transition Services Agreement signed during the first half of 2022 (see Note 2.1 "Licensing and Partnership Agreement with Ipsen") for an amount of €595;
Other revenue recognized in the first half of 2022 relates to the license agreement with Labcorp for the deployment of NIS4 diagnostic technology in NASH. In comparison, the revenue in 2021 mainly originated from the income generated by the same agreement.
Regarding the recognition of income related to the agreement signed with Ipsen in December 2021
Pursuant to IFRS 15, 27 ,28 and 29, we have identified that the agreement provides for four distinct performance obligations:
•The license for elafibranor,
•The completion of the ELATIVE Phase 3 trial until the end of the double-blind period,
•The knowledge transfer related to elafibranor, as well as support for Ipsen in future undertakings and processes, and
•The provision of drug tablets that may be needed by Ipsen to conduct their clinical trials.
The compensation under this agreement consists of an upfront payment, milestone payments, and royalties on future sales of elafibranor by Ipsen. Besides, it must be noted that, with respect to (i) support services other than the knowledge transfer and (ii) the provision of drug tablets, the agreement provides for separate prices covering all costs born by the Company to provide those goods and services, therefore constituting in each case an individual and distinct sale price for the relevant goods or service, which is not included in the aforementioned price elements.
We estimate the individual sale price of the clinical trial phase to be €40 million, including forecasted external costs, personnel expenses for the relevant staff, indirect costs pertaining to the work environment of such staff, augmented of a customary margin rate for CRO (Clinical Research Organization) contracting. This calculation of the individual sale price for the clinical trial phase reflects observable price conditions as recommended under IFRS 15.79.c. We used the same method to calculate the individual sale price of the knowledge transfer.
Regarding the calculation of the individual sale price of the license, we have analyzed recommended methods under IFRS 15.79 and determined that method (c) is the most relevant, considering in particular that the amount of this individual sale price is variable and partly uncertain. Thus, we applied the "residual" method, which stipulates that the individual sale price of the license corresponds to the difference between the total amount of the price and the individual sale prices of the knowledge transfer and the clinical trial phase. Moreover, referring to IFRS 15.B61, we determined that the date of transfer of control over the license corresponds to the date of the knowledge transfer, i.e. December 16, 2021, when key elements of the know-how were made available to Ipsen.
Regarding the recognition of revenue related to the license, we have chosen the following methods:
•The upfront payment, minus the portion of prices allocated to knowledge transfer services and clinical phase execution, has been recognized at the date of transfer of control, i.e. December 16, 2021 according to the above, as it is a static license (without implication or associated service provision);
•Milestone payments constitute variable and uncertain income, which would be, if applicable, recognized in revenue at the time they become highly probable, which means, in this case, due by Ipsen;
•Royalties would be progressively recognized in revenue as sales are completed by Ipsen, in accordance with the IFRS 15 exception for royalties constituting variable income.
Regarding the recognition of revenue related to the Phase 3 ELATIVE trial until the end of the double-blind period, we have chosen the following method:
• The part of the upfront payment allocated to this service will be recognized progressively as completion progresses.
Regarding the recognition of revenue related to the knowledge transfer, we have chosen the following method:
•The part of the upfront payment allocated to this service has been recognized on December 16, 2021 in accordance with the above.
It must be noted that the 8% equity purchase by Ipsen in the Company mentioned in note 2.1, under the terms of which Ipsen is represented in the Company's Board of Directors, has been completed on the basis of a subscription price agreed upon by the parties as representative of the value of GENFIT at the time, as we had secured future financing and created favorable conditions for the completion of the development and commercial launch of our main program. Therefore, the amount paid by Ipsen for its equity purchase does not interfere in the determination of the price of the licensing and collaboration agreement signed in December 2021 (including the Upfront Payment and other payments due for milestones identified above) and has been entirely recognized in the Group's equity.

Note 19.2	Other Income
Other income consisted of the following:

Other income
(in € thousands)	2021/06/30	2022/06/30
CIR tax credit	3,244	3,343
Other operating income	174	46
Government grants and subsidies	—	9
TOTAL	3,417	3,398